Supplement Dated February 1, 2010
To the Prospectus for Your Variable Annuity
Issued By
American Maturity Life Insurance Company

This supplement amends the prospectus for your variable annuity contract issued by American Maturity Life Insurance Company.

The following provision is added to your prospectus:

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.  Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.”  Additionally, we may require that you submit your request on our form.  We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

If you have any questions, please contact your financial representative or call our Customer Service Center at 1-800-923-3334.
For future reference, please keep this supplement together with your prospectus.